Exhibit 10.1

AMENDMENT NO. 7

TO

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 7 TO RECEIVABLES PURCHASE AGREEMENT dated as of March 14, 2008 (this “Amendment”) is entered into among AVISTA RECEIVABLES CORP. (the “Seller”), AVISTA CORPORATION (the “Servicer”), RANGER FUNDING COMPANY LLC (formerly known as Receivables Capital Company LLC) (the “Conduit Purchaser”) and BANK OF AMERICA, N.A., as “Committed Purchaser” (in such capacity, the “Committed Purchaser”) and as “Administrator” (in such capacity, the “Administrator”) under the Receivables Purchase Agreement defined below. Capitalized terms used herein but not defined herein shall have the meanings provided in such Receivables Purchase Agreement.

WITNESSETH

WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement dated as of May 29, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator hereby agree as follows:

SECTION 1. Amendment. Subject to the fulfillment of the condition precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:

1.1 Section 3.01(a) of the Receivables Purchase Agreement is amended to delete the last sentence thereof in its entirety.

1.2 Section 4.01 of the Receivables Purchase Agreement is amended and restated in its entirety as follows:

SECTION 4.01. Fees. Seller shall pay to the Administrator and the Purchasers the fees in the amounts and at the times set forth herein and in the fee letter, dated as of March 14, 2008, among the Administrator, Parent and Seller (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter”).

1.3 Each of (x) Section 6.01(l), (y) 6.02(i) and (z) 10.01(a)(i) of the Receivables Purchase Agreement is amended to delete each reference therein to “or Mid-Month Report” in its entirety.

1.4 Each of Section 10.01(b), 13.01(a)(ii) and 13.01(b)(i) of the Receivables Purchase Agreement is amended to delete each reference therein to “, any Mid-Month Report” in its entirety.

1.5 The definition of “Concentration Limit” set forth in Appendix A to the Receivables Purchase Agreement is amended and restated in its entirety as follows:

“Concentration Limit” at any time for (1) any Obligor that is a Governmental Authority, means an amount equal to (i) the aggregate Unpaid Balance of all Eligible Receivables at such time times (ii) 1% (or in the case of Bonneville Power Authority, 2% so long as the Administrator has confirmed in writing that it has received satisfactory evidence of the assignability of such Receivables) and (2) any other Obligor means an amount equal to (i) the aggregate Unpaid Balance of all Eligible Receivables at such time times (ii) the applicable percentage as set forth below opposite the appropriate ratings of such Obligor’s long-term and short-term unsecured debt. Any Obligor that has a split rating shall be deemed to be in the lower rating category.

Long Term Rating		Short-Term Rating		Applicable Percentage
S&P	Moody’s	S&P	Moody’s
A+ or better	A1 or better	A-1	P-1	8.0%
BBB+ to A	Baa1 to A2	A-2	P-2	6.0%
BBB- to BBB	Baa3 to Baa2	A-3	P-3	3.0%
Lower than BBB-/Baa3 or Not Rated		Lower than BBB-/Baa3 or Not Rated		1.5%

1.6 The definition of “Minimum Reserve Floor” set forth in Appendix A to the Receivables Purchase Agreement is amended and restated in its entirety as follows:

“Minimum Reserve Floor” means, on any day, an amount equal to the sum of (i) the Yield Reserve, as most recently calculated, plus (ii) the product of (A) the sum of (1) 8.0%, plus (2) the product of (x) the Expected Dilution, times (y) the Dilution Horizon Ratio, in each case as most recently calculated and as defined in the definition of “Dilution Reserve Percentage”, times (B) the Net Pool Balance on such day.

1.7 The definition of “SF” contained in the “Dilution Reserve Percentage” set forth in Appendix A to the Receivables Purchase Agreement is amended and restated in its entirety as follows:

SF = the Stress Factor, which shall be 3.

1.8 The definition of “SF” contained in the “Dynamic Loss Reserve Percentage” set forth in Appendix A to the Receivables Purchase Agreement is amended and restated in its entirety as follows:

SF = the Stress Factor, which shall be 3.

1.9 The definition of “Mid-Month Report” set forth in Appendix A to the Receivables Purchase Agreement is deleted in its entirety.

1.10 The definition of “Termination Date” set forth in Appendix A to the Receivables Purchase Agreement is amended to delete the reference to “March 17, 2008” in clause (c) thereof and substitute “March 13, 2009” therefor.

1.11 Exhibit 3.01(a)-M to the Receivables Purchase Agreement is deleted in its entirety.

SECTION 2. Condition Precedent. The effectiveness of this Amendment is subject to the satisfaction of the condition precedent that the Administrator shall have received (which receipt may be by facsimile transmission) counterparts of (x) this Amendment, executed by the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator and (y) that certain fee letter dated as of the date hereof, executed by the Seller, the Servicer and the Administrator.

SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, (ii) before and after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in Article 6 of the Receivables Purchase Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. The Seller further represents and warrants that before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Liquidation Event or an Unmatured Liquidation Event.

SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

4.1 Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

4.2 Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrator, the Conduit Purchaser or the Committed Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVISTA RECEIVABLES CORP., as Seller

By:	/s/ Diane C. Thoren
	Name:	Diane C. Thoren
	Title:	Vice President

AVISTA CORPORATION, as Servicer

By:	/s/ Ann M. Wilson
	Name:	Ann M. Wilson
	Title:	Vice President of Finance and Treasurer

Signature Page to

Amendment No. 7 to Receivables Purchase Agreement

RANGER FUNDING COMPANY LLC (formerly known as Receivables Capital Company LLC), as Conduit Purchaser

By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

Signature Page to

Amendment No. 7 to Receivables Purchase Agreement

BANK OF AMERICA, N.A., as Committed Purchaser and as Administrator

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

Signature Page to

Amendment No. 7 to Receivables Purchase Agreement